Exhibit 10.37
THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
     This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of June 12, 2008, by and between COMERICA BANK (“Bank”) and ARRAY BIOPHARMA, INC. (“Borrower”).
RECITALS
     Borrower and Bank are parties to that certain Loan and Security Agreement dated as of June 28, 2005, as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of December 19, 2005 and that certain Second Amendment to Loan and Security Agreement dated as of July 7, 2006 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
     NOW, THEREFORE, the parties agree as follows:
     1. The following defined terms in Section 1.1 of the Agreement hereby are added, amended or restated as follows:
          “Cash at Approved Outside Accounts” means Cash and Marketable Securities held at Capital Advisors and at State Street Bank, in each case covered by an Account Control Agreement in form and content reasonably acceptable to Bank.
          “Letter of Credit Sublimit” means a sublimit for Letters of Credit under the Revolving Line not to exceed Six Million Eight Hundred Eighty Two Thousand Seven Hundred Seventy Nine Dollars and 15/100 ($6,882,779.15).
          “Marketable Securities” means the securities included as “Marketable Securities” on Borrower’s condensed balance sheet included in reports filed by Borrower with the SEC or otherwise made available to Borrower’s stockholders; provided that “Marketable Securities” shall include the fair market value of auction rate securities only to the extent listed on Annex I attached hereto, as such fair market value is determined from time to time by Lehman Brothers.
          “Revolving Line” means a credit extension of up to Six Million Eight Hundred Eighty Two Thousand Seven Hundred Seventy Nine Dollars and 15/100 ($6,882,779.15).
     2. All references in Section 6.6 of the Agreement to “Cash at Lehman” shall mean and refer to “Cash at Approved Outside Accounts”. All references in Section 6.6 of the Agreement to Lehman Brothers shall mean and refer to Capital Advisors and State Street Bank.
     3. Borrower shall deliver to Bank, within forty-five (45) days of the date of this Amendment, Account Control Agreements with respect to Borrower’s account(s) held at Capital Advisors and State Street Bank.
     4. New Annex I hereby is added to the Agreement in the form of Annex I attached hereto.
     5. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
     6. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

     7. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
     8. As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
               (a) this Amendment, duly executed by Borrower;
               (b) a signed Acknowledgement in the form attached hereto as Annex A;
               (c) a Certificate of the Secretary of Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;
               (d) all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts; and
               (e) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.
     9. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Balance of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

ARRAY BIOPHARMA, INC.
By:	/s/ R. Michael Carruthers
Title: CFO

COMERICA BANK
By:	/s/ Kevin Barber
Title: Vice President

[Signature Page to Third Amendment to Loan and Security Agreement]

ANNEX A
COMERICA BANK MERGER ACKNOWLEDGMENT
     The undersigned is a party to certain documents, instruments and/or agreements (collectively, the “Documents”) with or between the undersigned and Comerica Bank, a Michigan banking corporation (the “Merged Bank”). The Merged Bank has been, or will be, merged with and into Comerica Bank, a Texas banking association (the “Surviving Bank”). The undersigned hereby acknowledges and agrees that any reference in the Documents to Comerica Bank, a Michigan banking corporation, shall mean Comerica Bank, a Texas banking association, as successor by merger to the Merged Bank.

/s/ R. Micheal Carruthers

June 12, 2008	ARRAY BIOPHARMA, INC.

CFO

Title (if applicable)

/s/ R. Micheal Carruthers

Signature

/s/ R. Micheal Carruthers

Name

ANNEX I
AUCTION RATE SECURITIES

Par Value
Issuer	Amount
ATHILON 05 B	2,600,000
BALLANTYNE D	6,000,000
DOUBLE OAK 2007-III	3,000,000
INC 2004-3	6,200,000
INVICTA A-1	5,000,000
POTOMAC 04-VI	4,000,000
RMI 2006-1	6,100,000

Corporation Resolutions and Incumbency Certification
Authority to Procure Loans
I certify that I am the duly elected and qualified Secretary of ARRAY BIOPHARMA, INC.; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes.
Copy of Resolutions:
Be it Resolved, That:
     1. Any one (1) of the following                                         (insert titles only) of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:
          (a) Negotiate and procure loans, letters of credit and other credit or financial accommodations from Comerica Bank (“Bank”), a Texas banking association, including, without limitation, that certain Loan and Security Agreement dated as of June 28, 2005, as may subsequently be amended from time to time, including but not limited to that certain Third Amendment to Loan and Security Agreement dated as of June      , 2008.
          (b) Discount with the Bank, commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;
          (c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of Indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;
          (d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation;
          (e) Issue a warrant or warrants to purchase the Corporation’s capital stock; and
          (f) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of Indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation’s property and assets.
     2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;
     3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.
     4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

     5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.
     6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.
I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.
I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:
(PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)	TITLE	SIGNATURE

In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal (where available) of said Corporation to be affixed on June___, 2008.

Secretary

See prior authorization. No additional resolution is necessary for this amendment

The Above Statements are Correct.	SIGNATURE OF OFFICER OR DIRECTOR OR, IF NONE, A SHAREHOLDER OTHER THAN SECRETARY WHEN SECRETARY IS AUTHORIZED TO SIGN ALONE.
Failure to complete the above when the Secretary is authorized to sign alone shall constitute a certification by the Secretary that the Secretary is the sole Shareholder, Director and Officer of the Corporation.

COMERICA BANK
Member FDIC
ITEMIZATION OF AMOUNT FINANCED
DISBURSEMENT INSTRUCTIONS
(Revolver)

Name(s): ARRAY BIOPHARMA, INC.	Date: June 12, 2008

$6,882,779.15	credited to deposit account No. 1892864594 when Advances are requested or disbursed to Borrower by cashiers check or by wire transfer
Amounts paid to others on your behalf:

$		to Comerica Bank for Loan Fee

$		to Comerica Bank for Document Fee

$		to Comerica Bank for accounts receivable audit (estimate)

$		to Bank counsel fees and expenses

$		to

$		to

	$6,882,779.15	TOTAL (AMOUNT FINANCED)
Upon consummation of this transaction, this document will also serve as the authorization for Comerica Bank to disburse the loan proceeds as stated above.

/s/ R. Michael Carruthers

Signature	Signature

Agreement to Furnish Insurance

(Herein called “Bank”)
Borrower(s): ARRAY BIOPHARMA, INC.
I understand that the Security Agreement or Deed of Trust which I executed in connection with this transaction requires me to provide a physical damage insurance policy including a Lenders Loss Payable Endorsement in favor of the Bank as shown below, within ten (10) days from the date of this agreement.
The following minimum insurance must be provided according to the terms of the security documents.

☐	AUTOMOBILES, TRUCKS, RECREATIONAL VEHICLES
Comprehensive & Collision
Lender’s Loss Payable Endorsement

☐	BOATS
All Risk Hull Insurance
Lender’s Loss Payable Endorsement
☐ Breach of Warranty Endorsement

☐	MOBILE HOMES
Fire, Theft & Combined Additional Coverage
Lender’s Loss Payable Endorsement
☐ Earthquake

☐	INVENTORY

☒	MACHINERY & EQUIPMENT: MISCELLANEOUS PERSONAL PROPERTY
Fire & Extended Coverage
Lender’s Loss Payable Endorsement
☐ Breach of Warranty Endorsement

☐	AIRCRAFT
All Risk Ground & Flight Insurance
Lender’s Loss Payable Endorsement
☐ Breach of Warranty Endorsement

☐	REAL PROPERTY
Fire & Extended Coverage
Lender’s Loss Payable Endorsement
☐ All Risk Coverage
☐ Special Form Risk Coverage
☐
☐ Earthquake
☐ Other

☐	Other

I may obtain the required insurance from any company that is acceptable to the Bank, and will deliver proof of such coverage with an effective date of June      , 2008 or earlier.
I understand and agree that if I fail to deliver proof of insurance to the Bank at the address below, or upon the lapse or cancellation of such insurance, the Bank may procure Lender’s Single Interest Insurance or other similar coverage on the property. If the Bank procures insurance to protect its interest in the property described in the security documents, the cost for the insurance will be added to my indebtedness as provided in the security documents. Lender’s Single Interest Insurance shall cover only the Bank’s interest as a secured party, and shall become effective at the earlier of the funding date of this transaction or the date my insurance was canceled or expired. I UNDERSTAND THAT LENDER’S SINGLE INTEREST INSURANCE WILL PROVIDE ME WITH ONLY LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN, HOWEVER, MY EQUITY IN THE PROPERTY WILL NOT BE INSURED. FURTHER, THE INSURANCE WILL NOT PROVIDE MINIMUM PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND DOES NOT MEET THE REQUIREMENTS OF THE FINANCIAL RESPONSIBILITY LAW.
CALIFORNIA CIVIL CODE SECTION 2955.5. HAZARD INSURANCE DISCLOSURE: No lender shall require a borrower, as a condition of receiving or maintaining a loan secured by real property, to provide hazard insurance coverage against risks to the improvements on that real property in an amount exceeding the replacement value of the improvements on the property.
Bank Address for Insurance Documents:

Comerica Bank — Collateral Operations, Mail Code 4770
75 East Trimble Road
San Jose, California 95131

I acknowledge having read the provisions of this agreement, and agree to its terms. I authorize the Bank to provide to any person (including any insurance agent or company) any information necessary to obtain the insurance coverage required.

OWNER(S) OF COLLATERAL:	DATED: June 6, 2008

/s/ R. Michael Carruthers, CFO

INSURANCE VERIFICATION

Date	Phone

Agents Name	Person Talked To

Agents Address

Insurance Company

Policy Number(s)

Effective Dates: From	To:

Deductible $	Comments:

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YYYY): 1/14/2008

INSURED
Array Biopharma Inc.
3200 Walnut St

Boulder CO 80301

COVERAGES

INSR LTR	ADD'L INSRD	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A		GENERAL LIABILITY X COMMERCIAL GENERAL LIABILITY ☐ CLAIMS MADE X OCCUR GEN'L AGGREGATE LIMIT APPLIES PER: X POLICY ☐ PRO-JECT ☐ LOC	TE08302126	7/15/2007	7/15/2008	EACH OCCURRENCE	$ 1,000,000
						DAMAGE TO RENTED PREMISES (Ea occurrence)	$ 1,000,000
						MED EXP (Any one person)	$ 10,000
						PERSONAL & ADV INJURY	$ 1,000,000
						GENERAL AGGREGATE	$ 2,000,000
						PRODUCTS - COMP/OP AGG	$ Excluded
A		AUTOMOBILE LIABILITY ☐ ANY AUTO ☐ ALL OWNED AUTOS X SCHEDULED AUTOS X HIRED AUTOS X NON-OWNED AUTOS	TE08302126	7/15/2007	7/15/2008	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
						BODILY INJURY (Per person)	$
						BODILY INJURY (Per accident)	$
						PROPERTY DAMAGE (Per accident)	$
		GARAGE LIABILITY ☐ ANY AUTO				AUTO ONLY - EA ACCIDENT	$
						OTHER THAN AUTO ONLY: EA ACC	$
						AGG	$
A		EXCESS/UMBRELLA LIABILITY ☐ OCCUR ☐ CLAIMS MADE ☐ DEDUCTIBLE X RETENTION $ 10,000	TE08302126	7/15/2007	7/15/2008	EACH OCCURRENCE	$
						AGGREGATE	$ 6,000,000
							$
							$
							$
B		WORKERS COMPENSATION AND EMPLOYERS' LIABILITY ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? If yes, describe under SPECIAL PROVISIONS below	4047367	7/1/2007	7/1/2008	WC STATU-TORY LIMITS / OTH-ER	
						E.L. EACH ACCIDENT	$ 500,000
						E.L. DISEASE - EA EMPLOYEE	$ 500,000
						E.L. DISEASE - POLICY LIMIT	$ 500,000
A		OTHER Tenant Improvements	TE08302126	7/15/2007	7/15/2008	14,903,469 RC	10,000 Ded
		BPP				8,999,409 RC	10,000 Ded
		Business Income				18,000,000 ALS	

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

CERTIFICATE HOLDER

FOR EVIDENCE ONLY

CANCELLATION

AUTHORIZED REPRESENTATIVE
J Munro, CISR/ASH

ACORD 25 (2001/08)
INS025 (0108).08a
© ACORD CORPORATION 1988
Page 1 of 2

ACORDTM CERTIFICATE OF LIABILITY INSURANCE DATE (MM/DD/YYYY) 1/14/2008 producer (303)442-1484 FAX: (303)442-8822 Taggart & Associates, Inc. 1600 Canyon Boulevard P. 0. Box 147 Boulder CO 80306 THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. INSURERS AFFORDING COVERAGE NAIC # INSURED Array Biopharma Inc. 3200 Walnut St Boulder CO 80301 insurer a: Travelers Insurance Group insurer b: Pinnacol Assurance 41190 INSURER C INSURER D: INSURER E: COVERAGES THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS. MM LTR ADD’L MSRD TYPE OF INSURANCE POLICY NUMBER POLICY EFFECTIVE DATE (MM/DD/YY) POLICY EXPIRATION DATE(MM/DD/YY) LIMITS A GENERAL LIABILITY TE08302126 7/15/2007 7/15/2008 EACH OCCURRENCE j 1,000,000 X COMMERCIAL GENERAL LIABILITY J CLAIMS MADE | X | OCCUR DAMAGE TO RENTED PREMISES (Ea occurrence) $1,000,000 MED EXP (Ary one person) $10,000 PERSONAL * AOV INJURY I 1,000,000 GENERAL AGGREGATE $2,000,000 GEN’L AGGREGATE LIMIT APPLIES PER: X | POLICY [ [ JECT 1 1 LOC PRODUCTS — COMP/OP AGG s Excluded A AUTOMOBILE LIABILITY TE08302126 7/15/2007 7/15/2008 COMBINED SINGLE LIMIT (Ea accidant) $1,000,000 ANY AUTO ALL OWNED AUTOS X SCHEDULED AUTOS BODILY INJURY (Per person) $ X HIREDAUTOS BODILY INJURY (Per accident) $ X NON-OWNED AUTOS PROPERTY DAMAGE (Per accident) $ GARAGE LIABILITY AUTO ONLY — EA ACCIDENT $ ANY AUTO OTHER THAN AUTO ONLY: EAACC $ AGG $ A EXCESS/UMBRELLA LIABILITY OCCUR CLAIMS MADE TE08302126 7/15/2007 7/15/2008 EACH OCCURENCE $ AGGREGATE $6,000,000 $ DEDUCTIBLE $ X RETENTION $10,000 $ B WORKERS COMPENSATION AND EMPLOYERS’ LIABILITY ANV PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED7 If yes describe under SPECIAL PROVISIONS below 4047367 7/1/2007 7/1/2008 WC statutory LIMITE OTHER E.L. EACH ACCIDENT $500,000 E.L. DISEASE — EA EMPLOYEE | 500,000 E.L. DISEASE - POLICY LIMIT $500,000 A other Tenant Improvements BPP Business Income TE08302126 7/15/2007 7/15/2008 14,903,469 rc 10,000 Ded b, 999, 409 rc 10,000 Ded 18,000,000 ALS CERTIFICATE HOLDER FOR EVIDENCE ONLY CANCELLATION SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER. ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE J Munro, CISR/ASH ACORD 25 (2001/08) © ACORD CORPORATION 1988